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                                                                    EXHIBIT 23.2

EXHIBIT 23.2 - CONSENT OF PATENT COUNSEL


           I hereby consent to the reference to me in this Annual Report - Form 10-K of Irvine Sensors Corporation under the section entitled "Patents and Trademarks."



                                        /s/ THOMAS J. PLANTE
                                      ---------------------------------
                                      THOMAS J. PLANTE, Esq.



           Irvine, California
           January 7, 1997